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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 30, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-21240                                        23-2705700
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(Commission File Number)                      (IRS Employer Identification No.)


             400 Feheley Drive, King of Prussia, Pennsylvania 19406
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            (Address of Principal Executive Offices)        (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On August 30, 2005, the Compensation and Stock Option Committee (the "Compensation Committee") of Neoware Systems, Inc. (the "Company") approved annual bonuses for its executive officers under the Company's Executive Bonus Plan (the "Plan"). The bonus awards granted under the Plan were based upon the achievement of the Company's performance goals set forth in the Plan, which were previously approved by the Compensation Committee and disclosed by the Company on a Form 8-K filed with the SEC on December 7, 2004.

         The Compensation Committee approved cash bonuses under the Plan for each of the executive officers, as follows: Roy Zatcoff, Executive Vice President, and Peter Bolton, Executive Vice President-Europe, Middle East and Asia, were awarded their full eligible bonus percentages (in the case of Mr. Zatcoff, pro rated based upon the number of days during the fiscal year in which he was eligible to receive awards under the Plan); and Michael Kantrowitz, Chairman and Chief Executive Officer, Eric Rubino, Chief Operating Officer, and Keith Schneck, Executive Vice President and Chief Financial Officer, were awarded bonuses equal to 150% of their full eligible bonus percentages. The Compensation Committee increased the bonus percentages for Messrs. Kantrowitz, Rubino and Schneck in the exercise of its sole discretion under the Plan based upon the executives' individual performance relating to the completion and integration of four acquisitions during the fiscal year.

         All summaries or descriptions of the Plan are qualified in their entireties by the Plan filed as Exhibit 10.7 to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 9, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2005                   Neoware Systems, Inc.
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                                           (Registrant)


                                           /s/ Keith D. Schneck
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                                           Keith D. Schneck
                                           Executive Vice President and
                                           Chief Financial Officer